NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund	Nationwide International Index Fund
Nationwide Bailard Cognitive Value Fund	Nationwide International Small Cap Fund
Nationwide Bailard International Equities Fund	Nationwide Invesco Core Plus Bond Fund (formerly,
Nationwide Bailard Technology & Science Fund	Nationwide BNY Mellon Core Plus Bond Fund)
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Janus Henderson Overseas Fund
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide Loomis All Cap Growth Fund
Income Fund	Nationwide Loomis Core Bond Fund
Nationwide Bond Index Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Fund	Nationwide Mid Cap Market Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide S&P 500 Index Fund
Nationwide Global Sustainable Equity Fund	Nationwide Small Cap Index Fund
Nationwide Government Money Market Fund	Nationwide Small Company Growth Fund
Nationwide GQG US Quality Equity Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Inflation-Protected Securities Fund

Supplement dated June 11, 2025
to the Statement of Additional Information (“SAI”) dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Amundi Strategic Income Fund

Effective June 26, 2025, the SAI is amended as follows:

1.	The Nationwide Amundi Strategic Income Fund is renamed the “Nationwide Strategic Income Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE